PANACEA LIFE SCIENCES, INC.

INVESTOR PRESENTATION

JULY 2021

Disclaimer

This Presentation (the "Presentation") has been prepared solely for informational purposes by the Company and any individuals mentioned in the Presentation (together, "Company") and is being furnished solely for use by prospective investors and other third parties in connection with their consideration of an investment in the Company.

This presentation is not, and should not be assumed to be, complete. This presentation has been prepared to assist interested parties in making their own evaluation of the Company and does not purport to contain all of the information that may be relevant. In all cases, interested parties should conduct their own investigation and analysis of
the Company and the data set forth in this presentation and other information provided by or on behalf of the Company. Any views and opinions expressed in this presentation are those of the Company and do not necessarily represent facts. In addition, certain of the information contained herein may be derived from information provided by industry sources. The Company believes that such information is accurate and that the sources from which it has been obtained are reliable. The Company cannot guarantee the accuracy of such information, however, and has not independently verified such information. The information presented herein remains subject to change. Statements in this presentation are made as of the date of this presentation unless stated otherwise.

This Presentation is for information purposes only and does not constitute an offer to sell or a solicitation of an offer to buy any securities.

Certain information set forth in this presentation contains "forward-looking information", including "future oriented financial information" and "financial outlook", under applicable securities laws (collectively referred to herein as forward-looking statements). Except for statements of historical fact, information contained herein constitutes forward-looking statements and includes, but is not limited to, the (i) projected financial performance of the Company; (ii) the expected development of the Company's business, projects and joint ventures; (iii) execution of the Company's vision and growth strategy, including with respect to future M&A activity and global growth; (iv) sources and availability of third-party financing for the Company's projects; (v) completion of the Company's projects that are currently underway, in development or otherwise under consideration; (vi) renewal of the Company's current customer, supplier and other material agreements; and (vii) future liquidity, working capital, and capital requirements. Forward-looking statements are provided to allow potential investors the opportunity to understand management's beliefs and opinions in respect of the future so that they may use such beliefs and opinions as one factor in evaluating an investment.

These statements are not guarantees of future performance and undue reliance should not be placed on them. Such forward-looking statements necessarily involve known and unknown risks and uncertainties, which may cause actual performance and financial results in future periods to differ materially from any projections of future performance or result expressed or implied by such forward-looking statements.

Although forward-looking statements contained in this presentation are based upon what management of the Company believes are reasonable assumptions, there can be no assurance that forward-looking statements will prove to be accurate in any form, as actual results and future events could differ materially from those anticipated in such statements. The Company undertakes no obligation to update forward-looking statements if circumstances or management's estimates or opinions should change except as required by applicable securities laws. The reader is cautioned not to place undue reliance on forward-looking statements or any material contained in the Presentation.

CBD and the Cannabinoid Category

- **CBD Sales continue to trend up**
- **Consumers are looking for trusted brands from trusted retailers**
- **Nielsen Report: Who is purchasing or Willing to Purchase CBD**
  - 1/3 of adults were likely to try CBD this year
  - Females slightly more willing than males to try CBD
  - ¼ of people 65+ said they have or would try CBD

Forbes

CBD Market Could Reach $20B by 2024

The Motley Fool
MAKING THE WORLD SMARTER, HAPPIER, AND RICHER

Designer Brands wound up seeing a 74% sell-through rate of pilot CBD products, leading the duo to expand to 96 U.S. Designer Brands stores.

The CBD Industry continues to grow


CBD sales in the United States from 2014 to 2020, by channel
(in million U.S. dollars)
2019*
2018
2017
2016
2015
2014
210
587
313
65
390
240
235
177
147
131.8
88
93
54
58
0
200
400
600
800
1 000
1 200
1 400
1 600
Sales in million U.S. dollars
Pharmaceuticals
Marijuana-derived
Hemp-derived

Company Summary

Panacea Life Sciences (PLS) was created in October 2017 based on the acquisition of Phoenix Life Sciences. Years 2018 to 2021 resulted significant accomplishments in developing seed to sale cannabinoid strategy and brand awareness. Revenue has doubled each year.

The company currently has the capacity to generate $1.2B in finished product from the Needle Rock Farm and laboratory in Golden, CO.

In December 2019, NYSE:XXII valued the company at $60M and made equity and convertible debt investment in Panacea resulting in a 13% equity share.

ERPC (SAP ERP system) was developed in 2017 and was rolled out to several cannabis operators including PLS. The idea is to use the platform to easily add acquired companies for financial transparency and operational best practice.

The team has identified several companies to acquire under a roll- up strategy to acquire additional customer bases.

ABOUT

Panacea Life Sciences


Howdy Folks!
WELCOME TO GOLDEN
WHERE THE WEST LIVES

- Vertically integrated, seed-to-sale business model
- Capacity to product over $1.2B in finished product goods
- Lab is in former EPA facility (51,000 sq. ft.) in Golden, CO
- In-house PhDs and biochemists; Woman-owned business
- Partnerships with Colorado State University (CSU) and Iowa State University (ISU) for research



- PANA Organic Botanicals at Needle Rock (farm in Crawford, Colorado)*
- Stringent testing and quality control
- Develop medically relevant products for humans and pets
- R&D lab to expand product lines

* Delta County CO was named the **#1 place in the world** to grow hemp

Our Advantage

As a successful cannabinoid and systems operator, the Company provides an excellent platform for immediate growth.

Approach

In the short-term we plan to focus on sales and marketing. Over the longer term we plan apply a diligent, selective approach to invest in leading cannabis-based businesses to drive exponential returns with reduced risk.

Advantage

Our team brings together decades of experience in finance, science and operating successful private and public cannabis companies.

Access

We have an early-mover benefit stationed in the world leading location of Colorado. The existing Company and ERPC solutions company and a network cultivated over the past 7 years, provides unique access to deal flow and operational insights.

PLS MISSION

Cultivating Everyday Wellness

To use science and nature together to ensure our products elevate the quality of life for people and pets.

To develop medically relevant, natural alternatives from our own Colorado-grown hemp and cGMP facility.

PLS VISION

Panacea Life Sciences' Vision

Our vision is to become the **leading CANNABINOID company (top five in terms of revenue and brand)** in the U.S. and globally…

we're more than just a CBD company.

Our Team

Chief Executive Officer and Chairman



Leslie Buttorff

Over 35 years as a senior executive in management, marketing, technical evaluations, and financial analyses at companies such as AT Kearny, Arthur D. Little and EDS (HP). In 2002, created Quintel that developed ERP Cannabis software (SAP) and focused on IPOs and consolidations in the utilities and HVAC industries.
BS Statistics MS Finance and Industrial Engineering.

Board Member



Larry Wert

President of Tribune Media, the nation's largest local broadcast group, since Tribune was acquired in September 2019, Larry has been working in the Healthcare, Spirits, and Media industries. Previously, Larry held the positions of President and General Manager at WMAQ-TV, an NBC owned and operated station.

SVP Sales & Marketing



Nick Cavarra

Over 25 years of management, leadership and sales experience for large companies and startups. Worked for major new TV stations in sales and advertising. BS in Economics.

Chief Information Officer



Jordan Buttorff

Oversees the merging of Panacea's strategic IT business objectives. Focused on identifying technology solutions to aid in the inherent growth and skill sets he drives the initiatives to align departments at Panacea. Responsible for managing Panacea's eCommerce strategy, SAP Enterprise Systems, project management software, social media, SEO, and web development. BS in Info. Mgmt.

Chief Science Officer



James Baumgartner, PhD

Expertise in drug discovery and development, assisting over 700 biotechnology and pharmaceutical companies reach unparalleled levels. Ph.D. in Biochemistry and Pharmacology.

SEED TO SALE

Quality Starts at the Soil & the Water

Delta County, Colorado was rated #1
in the United States for growing hemp.









Stringent Quality Control

Good Manufacturing Practice Certification
GMP Quality



1
Test Seeds & Soil
Receive Hemp
2
Test Hemp
Extract Crude Oil
3
Test Crude Oil
Process to Distillate
4
Test Distillate
Process to CBD Isolate
5
Test Isolate
Develop Formulation
6
Test Formulation
Finalize Product
7
Certificate of Analysis
Bottle & Label
Distribute

Seven Testing Phases

Top Quality & Consistent Products

PROCESS

Land To Brand Strategy




PANA
PANA
PANA
PANA
PANA

Panacea Data

- Panacea continues to grow in revenue and brand recognition
  - 2018/19 – 372% revenue growth
  - 2019/20 – 400% revenue growth
  - 46k+ social media followers
  - Compared to industry growth % Panacea is trending at an accelerated rate
  - 2020 Panacea Marketing Initiative Data shows over a 60% customer retention rate
  - Over 50,000 retail locations under contract

CAPABILITIES

Colorado-Based Extraction & Production Facility

- Can extract and produce 50-100kg of Raw Material CBD oils weekly from biomass
- Softgel lines can produce 1M per day
- 10,000 liquid fills per day
- Bottling and Labeling lines in house
- Fulfillment services
- cGMP Certification
- $1.2B in finished goods capacity



Panacea Life Sciences

PARTNERSHIPS

Panacea & Colorado State University **Cannabinoid Lab**

Harness Every Benefit

Focus on minor cannabinoid benefits in addition to CBD; such as: CBG, CBC, CBN, etc.

Setting the Standard

Testing equipment and chromatography unit for cannabinoid separations.

Cutting Edge Research

Clinical research in various depts. (agriculture, bioscience, etc.).

Top-tier Talent

Recruit top minds attracted to this industry.





Colorado State University®



The SAP ERP SYSTEM (ERPC) provides the backbone of Panacea's IT infrastructure and future acquisitions



erp cannabis
ENTERPRISE RESOURCE PLANNING
ERP Cannabis powered by SAP
A complete cloud solution built to power your canna-business
ERP Cannabis is an enterprise, comprehensive and fully-integrated software package that offers a solution for managing all aspects of your canna-business. This cloud-based platform connects every function across your company for back-office, operations, sales, seed-to-sale, compliance tracking, and more. We will install a software foundation that you can scale without the complexity, cost and risk of other software solutions so you can grow your business your way.
Financials, Product Profitability, COGS, 280E
Human Resources & Payroll
Analytics & Reporting
erp cannabis
Integrated Cloud Suite
Point of Sale
Supply Chain & Inventory Management
Customer Relationship Management

ALL BUSINESS FUNCTIONS

The SAP ERP SYSTEM

The ERPC platform can be used to quickly consolidate acquired companies into a single platform.

Full financial transparency for investors and shareholder.

- Panacea completed our ERP SAP implementation in early 2018.
- Panacea implemented the SAP system to:
  - streamline its business processes and measurement points
  - provide tracking of inventory movement
  - integrate payroll and other production costs to closely monitor the cost of good sold
- The SAP system provides a solid foundation for:
  - finance/accounting (integrated and real time financial, cost and sales information to improve decisions and profitability)
  - inventory and vendor management (streamlines processes to reduce costs and improve savings)
  - human resources/payroll and time management (enables fully integrated cost and time reporting)
  - Production planning and work order management

CRITICAL FOR INVENTORY MANAGEMENT

Summary of Investment History

2015—Quintel-MC, Inc. made a series of investments into Phoenix Life Sciences ($6.559M)

2017—Quintel acquired all assets, intellectual property, customer contacts and formulas from Phoenix Life Sciences

October 2017--Panacea Life Sciences was formed using Phoenix as the base company.

2018-2019—Quintel invested over $15M in assets and working capital.

December 2019--Twenty Second Century (NYSE XXII) valued the company at $60M and invested $14M into the company.

June 2021—XXII and Panacea restructured their deal, Panacea was acquired by Exactus (EXDI). Panacea became a majority shareholder of EXDI, and plans to rename the company Panacea Life Sciences within the near term.

Organic Growth Strategies-Year 2021

2021 Organic Growth Plans

- Current focus to become profitable
- Finalize PANA Brand focus
- Develop other cannabinoids—research, education and products
- Expand distribution markets
- Expand unique CBD raw material business
- Further penetration of market adoption in existing customer base
- Expand product lines
- Continued penetration of market adoption in existing customer base
- Identification of other market channels

Competitive Landscape

- Thousands of CBD companies. Several are multi-level marketing firms that sell inferior product but generate millions of dollars of sales (no testing completed, illegal claims, no GMP)
- Very few are seed to sale as most are ecommerce based
- FDA rules will hurt 90% of the competitors once the rules are enforced
- Expand unique CBD raw material business
- Currently we have priced our products to be upper mid-price range
- No company at this point has brand equity, so capture brand awareness

Growth Strategies

ATTACK ADJACENT INDUSTRIES

Current US Market Size (Billions of $)

Personal Care:	$433
Packaged Foods:	$377
Pharmaceuticals:	$333
Alcoholic Beverages:	$212
Animal Feed:	$170
Pet Food:	$127
Tobacco:	$93
Seed:	$71
Supplements:	$65
Cannabis:	$25


Personal care
Packaged Food
Pharmaceuticals
Animal Feed
Alcoholic Beverages
Pet Food
Tobacco
Supplements
Cannabis
Seed

Growth Strategies

Longer-Term Growth Strategy

2022 and onward

- Add additional channels with expanded advertising and marketing programs
- International expansion.
- Customer Acquisitions (there are many companies that are on-line companies and do not manufacture products.
  - Acquire companies to obtain customer base.
  - These companies can quickly be added to our ERPC SAP ERP platform.
  - Optimize the add on business.
- In the THC segment complete business cases for a new second brand focusing on vapes, psilocybin mushrooms, etc. utilizing our extraction capacity.
- Expand into other hemp related industries to utilize our waste.

THANK YOU

For more information, please reach us at info@panacealife.com